UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 4, 2020 (August 3, 2020)

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

MARYLAND	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
6.25% Notes due 2024, par value $25	PBB	New York Stock Exchange
6.25% Notes due 2028, par value $25	PBY	New York Stock Exchange
6.875% Notes due 2029, par value $25	PBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On August 3, 2020, Prospect Capital Corporation (the “Company”) entered into a Dealer Manager Agreement with Preferred Capital Securities, LLC (the “Dealer Manager”) (the “Dealer Manager Agreement”), pursuant to which the Dealer Manager has agreed to serve as the Company’s agent, principal distributor and exclusive dealer manager for the Company’s offering of up to 40,000,000 shares, par value $0.001 per share, of preferred stock, with a $1,000,000,000 aggregate liquidation preference (the “Preferred Stock”). The Preferred Stock will be issued in multiple series, including the 5.50% Series A1 Preferred Stock (“Series A1 Preferred Stock”), the 5.50% Series M1 Preferred Stock (“Series M1 Preferred Stock”), and the 5.50% Series M2 Preferred Stock (“Series M2 Preferred Stock”, and together with the Series M1 Preferred Stock, the “Series M Preferred Stock”), and the Company may offer any future series of Preferred Stock, provided that the aggregate number of shares issued across all series of Preferred Stock shall not exceed 40,000,000 shares (the “Offering”).
The Series A1 Preferred Stock and Series M Preferred Stock are registered with the Securities and Exchange Commission pursuant to an automatic shelf registration statement on Form N-2 (File No. 333-236415) under the Securities Act of 1933, as amended (the “Registration Statement”), and will be offered and sold pursuant to a prospectus supplement dated August 3, 2020, and a base prospectus dated February 13, 2020 relating to the Registration Statement (collectively, the “Prospectus”).
The Dealer Manager Agreement requires the Dealer Manager to use its reasonable best efforts to sell shares of the Preferred Stock offered in the Offering. Each share of Preferred Stock will be sold at a public offering price of $25.00 per share (the “Stated Value”). Subject to the terms, conditions and limitations described in the Dealer Manager Agreement, the Company will pay to the Dealer Manager a dealer manager fee in an amount equal to 3% of the Stated Value per share of Preferred Stock sold in the Offering. With respect to the Series A1 Preferred Stock, the Company will pay to the Dealer Manager a selling commission of up to 7% of the Stated Value per share of Series A1 Preferred Stock. There will be no selling commission paid for the sale of shares of Series M Preferred Stock. The Company may pay reduced selling commissions or may eliminate commissions on certain sales of the Preferred Stock, including the reduction or elimination of selling commissions in accordance with, and on the terms set forth in, the Prospectus. The Company expects the Dealer Manager to authorize participating broker-dealers to sell the Preferred Stock. The Dealer Manager may reallow all or a portion of its selling commission attributable to a participating broker-dealer. The Dealer Manager may also reallow a portion of its dealer manager fee earned on the proceeds raised by a participating broker-dealer, to such participating broker-dealer as a marketing fee.
Pursuant to the Dealer Manager Agreement, the Company has agreed to indemnify the Dealer Manager and participating broker-dealers, and the Dealer Manager has agreed to indemnify the Company, against certain losses, claims, damages and liabilities, including but not limited to those arising out of (i) untrue statements of a material fact contained in the Registration Statement, Prospectus or any supplement thereto relating to the Offering or (ii) the omission or alleged omission to state a material fact required to be stated in the Registration Statement, Prospectus or any supplement thereto relating to the Offering.
The foregoing description of the Dealer Manager Agreement is only a summary and is qualified in its entirety by reference to the full text of the Dealer Manager Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Venable LLP, special Maryland counsel to the Company, has issued a legal opinion relating to the validity of the shares of Preferred Stock offered in the Offering, a copy of which is attached to this Form 8-K as Exhibit 5.1.

Item 3.03. Material Modification to Rights of Security Holders.
Increase in Authorized Shares
On August 3, 2020, the Company filed an amendment to its charter (the “Articles of Amendment”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”) to increase the Company’s authorized shares of common stock, par value $0.001 per share (“Common Stock”), from 1,000,000,000 shares of Common Stock to 2,000,000,000 shares of Common Stock. The foregoing description of the Articles of Amendment is only a summary and is qualified in its entirety by reference to the full text of the Articles of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Reclassification of Common Stock as Shares of Preferred Stock
On August 3, 2020, in connection with the Offering, the Company filed Articles Supplementary (the “Articles Supplementary”) with the SDAT, reclassifying and designating 120,000,000 shares of the Company’s authorized and unissued shares of Common Stock into shares of Preferred Stock as “Convertible Preferred Stock.” The reclassification decreased the number of shares classified as Common Stock from 2,000,000,000 shares immediately prior to the reclassification (taking into account the Articles of Amendment described above) to 1,880,000,000 shares immediately after the reclassification. The description of the Preferred Stock contained in the section of the Prospectus entitled “Description of the Preferred Stock” is incorporated herein by reference.
The foregoing description of the Preferred Stock is only a summary and is qualified in its entirety by reference to the full text of the Articles Supplementary, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth in Item 3.03 above with respect to the Articles of Amendment and the Articles Supplementary is incorporated in this Item 5.03 in its entirety.

Item 8.01. Other Events.
Preferred Stock Dividend Reinvestment Plan
In connection with the Offering, effective as of August 3, 2020, the Company adopted a Preferred Stock Distribution Reinvestment Plan (the “DRIP”), pursuant to which holders of Preferred Stock (“preferred stockholders”) will have dividends on their Preferred Stock automatically reinvested in additional shares of such Preferred Stock at a price per share of $25.00 if they so elect. Once enrolled in the DRIP, preferred stockholders may elect to reinvest all, but not less than all, of their dividends in additional shares of Preferred Stock, until they terminate their participation in the DRIP. The Company will pay all fees or other charges on shares of Preferred Stock purchased through the DRIP.
Shares of Preferred Stock purchased under the DRIP will come from the Company’s authorized but unissued shares of Preferred Stock. Shares of Preferred Stock received through the DRIP will be of the same series and have the same original issue date for purposes of calculating the fee associated with a preferred stockholder’s election to convert shares of Preferred Stock held by the preferred stockholder prior to the listing of the Preferred Stock on a national securities exchange and for other terms of the Preferred Stock based on issuance date as the Preferred Stock for which the dividend was declared. The Company may terminate the DRIP at any time in its sole discretion. The description of the DRIP contained in the section of the Prospectus entitled “Preferred Stock Dividend Reinvestment Plan” is incorporated herein by reference.
The foregoing description of the DRIP is only a summary and is qualified in its entirety by reference to the full text of the DRIP, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Other Agreements
In connection with the Offering, the Company is also filing as exhibits hereto (i) a form of Soliciting Dealer Agreement (which is an exhibit to the Dealer Manager Agreement and incorporated herein by reference to Exhibit 1.1), (ii) a form of subscription agreement and (iii) the Escrow Agreement, dated as of August 3, 2020, by and between Preferred Capital Securities, LLC, the Company, and UMB Bank, National Association, a national banking association, as escrow agent.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

1.1	Dealer Manager Agreement, dated as of August 3, 2020, by and between Prospect Capital Corporation and Preferred Capital Securities, LLC

3.1	Articles of Amendment

3.2	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation

4.1	Form of Subscription Agreement

5.1	Opinion of Venable LLP

10.1	Escrow Agreement, by and between Preferred Capital Securities, LLC, Prospect Capital Corporation and UMB Bank, National Association

99.1	Preferred Stock Dividend Reinvestment Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: Chief Operating Officer
Date:  August 4, 2020

Index to Exhibits

Exhibit Number	Description
1.1	Dealer Manager Agreement, dated as of August 3, 2020, by and between Prospect Capital Corporation and Preferred Capital Securities, LLC
3.1	Articles of Amendment
3.2	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation
4.1	Form of Subscription Agreement
5.1	Opinion of Venable LLP
10.1	Escrow Agreement, by and between Preferred Capital Securities, LLC, Prospect Capital Corporation and UMB Bank, National Association
99.1	Preferred Stock Dividend Reinvestment Plan